[Logo]M F S(R)
INVESTMENT MANAGEMENT
  We invented the mutual fund(R)





MFS(R) Municipal
Income Fund
SEMIANNUAL REPORT o SEPTEMBER 30, 1998




                               [Graphic Omitted]




           ----------------------------------------------------------
              DIVERSIFYING YOUR INVESTMENT PORTFOLIO (see page 32)
           ----------------------------------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 18
Notes to Financial Statements ............................................. 25
Trustees and Officers ..................................................... 33

------------------------------------------------------------------------------
HIGHLIGHTS
------------------------------------------------------------------------------

o FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1998, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 4.03%, CLASS B SHARES 3.64%, AND CLASS C SHARES 3.63%. (SEE PERFORMANCE SUMMARY FOR MORE INFORMATION. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.)

o THE FUND WAS ABLE TO MAINTAIN GOOD COMPETITIVE PERFORMANCE OVER THE PERIOD BY HAVING A "BARBELLED" STRUCTURE, IN WHICH SHORT-TERM BONDS WERE OFFSET BY LONG-TERM BONDS, AND BY AVOIDING MAJOR CREDIT PROBLEMS.

o IN LIGHT OF THE FACT THAT WE DO NOT SEE MANY DEALS WITH POSITIVE CREDIT RISK PROFILES VERSUS THE YIELDS THEY OFFER, WE HAVE BEEN INCREASING THE CREDIT QUALITY OF THE PORTFOLIO AND FOCUSING ON ACHIEVING A RELATIVELY HIGH SUSTAINABLE YIELD.

o THE MUNICIPAL BOND MARKET CURRENTLY APPEARS TO BE IN VERY GOOD SHAPE, WITH MOST MUNICIPALITIES IN SOUND FINANCIAL CONDITION.

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NOT FDIC INSURED                 MAY LOSE VALUE              NO BANK GUARANTEE
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


LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
In the coming year, MFS will celebrate its 75th anniversary. In 1924, our Massachusetts Investors Trust, the nation's first mutual fund, opened to the public and helped launch a revolution in investing that continues today. In the 75 years since, MFS has grown with its investors not only through bear markets, economic and political turmoil, wars, and oil shortages, but also through long periods of growth and prosperity. We are very proud of our record of investment management and service to shareholders throughout our history.

One of the best ways for us to serve our shareholders is to help them understand some of the reasons behind developments in the investment markets and, when necessary, to take a more cautious outlook. This is particularly important during periods of market volatility such as we are experiencing this year, when equity prices do not follow a straight course. In light of this volatility, it is clear that equity valuations have risen to a point at which stock prices have become vulnerable to changes in the investment environment such as a slowing economy, earnings disappointments, and global economic and political turmoil. While we continue to hold a favorable long-term outlook for the equity markets, we also believe that the recent market correction was overdue but was also a healthy near-term event that should rid the financial system of excesses that have developed.

Currently, equity investors seem to be focused on the slowdown in corporate earnings and, more recently, on the continuing uncertainty overseas, particularly in Russia and some of the emerging markets. In the second quarter, for example, average earnings growth for companies in the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance, was about 3%, well below what people were expecting a year ago. As a result of this and continuing concerns about Asia and emerging markets, the stock markets pulled back from the record-high levels set in mid-July. Although the U.S. stock market has responded positively to reductions in interest rates by the Federal Reserve Board, the market's retreat helped correct some -- but not all -- of the overvaluations that had been building for some time. Prior to July, equity prices had been rising without a corresponding increase in corporate earnings. As a result, price-to-earnings (P/E) ratios, or the amount investors paid for stocks in relation to companies' earnings per share, also went up. If this year's downturn helps create more reasonable valuations, we believe it could provide a sounder long-term foundation for the equity markets. On another positive note, interest rates have begun to decline as inflation has remained low. In an environment of low interest rates, stocks become more attractive than most fixed-income investments, while low inflation helps control companies' costs.

Internationally, the economic turmoil in Asia continues to be a concern to us, while Russia is facing political and economic uncertainty and Latin American economies are feeling substantial pressure. We believe the United States has yet to see the full impact of this crisis. There have been brief periods of improvement in a few countries and countries such as Japan and Brazil have taken positive steps toward economic reform but, for the most part, most of these economies are still very weak. At the same time, the Asian turmoil has had the beneficial effect of moderating U.S. growth and keeping inflation in check, which has helped establish a favorable interest-rate environment.

Countering the situation in Asia has been the growing strength of European economies, although European equity markets have also seen some volatility this year. But as these countries move toward economic union, they are benefiting from a convergence of interest rates to lower levels, a rapid expansion of manufacturing and service businesses, and an increasingly strong consumer sector. This has helped American exporters offset some of their Asian losses while providing investment opportunities in developed and emerging European markets.

Given the uncertainty arising from these conflicting developments, we believe that it is prudent to remind investors of the need to take a long-term view and to diversify their investments across a range of asset classes. This includes portfolios that focus on bond and international investments as well as on the U.S. stock market. At MFS, we also believe our decades-long commitment to original, company-by-company research gives us an advantage by helping us find companies that we think can keep growing or gain market share during periods of turmoil. To help fulfill this commitment and to provide the broadest possible coverage of industry sectors and individual companies, MFS continues to increase its number of full-time research analysts, who thoroughly investigate each company's earnings potential and position in its industry as well as the overall prospects for that industry.

We also use active portfolio management on the fixed-income side, using our extensive research and credit analysis to help reduce the potential for price declines and enhance the opportunity for appreciation. Every year, both fixed-income and equity managers meet with thousands of credit issuers and companies. They also attend many presentations, closely follow sources of industry research, and keep track of competitors.

As we have for 75 years, we will continue to apply this discipline of thorough, bottom-up research to both the equity and fixed-income markets because we believe it offers the best potential for providing favorable long-term performance for our shareholders -- regardless of changes in the overall market environment.

We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    October 14, 1998

MANAGEMENT REVIEW AND OUTLOOK

[Photo of John P. Kihn]
      John P. Kihn

For the six months ended September 30, 1998, Class A shares of the Fund provided a total return of 4.03%, Class B shares 3.64%, and Class C shares 3.63%. These returns include the reinvestment of distributions but exclude the effects of any sales charges and compare to a 4.64% return for the Lehman Brothers Municipal Bond Index (the Lehman Index), an unmanaged index of national municipal bond investments rated "Baa" or higher (it is not possible to invest directly in an index), and to a 4.28% return for the average national tax-exempt municipal bond fund as reported by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance.

Q.  COULD YOU TALK ABOUT SOME THINGS THAT CONTRIBUTED TO THE FUND'S PERFORMANCE?

A. The Fund was able to maintain good competitive performance over the period by having a "barbelled" structure, in which short-term bonds were offset by long-term bonds. In addition, by avoiding major credit problems during the period the Fund was able to avoid significant capital losses.

Q. SO ARE YOU MORE CONCERNED ABOUT CREDIT QUALITY THAN ABOUT PROVIDING A HIGHER YIELD?

A. Sustainability of yield has become very important. We are focused on trading off credit quality against absolute and relative yield. For example, up to this point the municipal market has been largely spared the credit problems and volatility that have plagued many fixed-income markets. However, even a mild spread of credit trends in the taxable market would negatively and dramatically impact credit spreads in the municipal market. In light of this and the fact that we do not see many deals with positive credit risk profiles versus the yields they offer, we have been increasing the credit quality of the portfolio. Therefore, while we are somewhat more concerned about credit quality than about achieving the highest yield, this is merely a reflection of our focus on achieving a relatively high, but sustainable, yield.

Q. IS IT HARDER TO WORK TOWARD SUSTAINABILITY OF YIELD IN THIS ECONOMIC ENVIRONMENT?

A. Yes. The turmoil in domestic and overseas markets, interest rates that have generally been declining over the last decade, and ever-narrowing municipal credit spreads have made it difficult to maintain competitive yields without taking on excessive credit risk.

Q.  HOW WOULD YOU DESCRIBE THE MUNICIPAL MARKET?

A. On the surface, it is in very good shape. With few exceptions, municipalities are in a good financial position, and yield spreads among municipalities are very narrow. By these measures, we believe municipal bonds offer good value in the market.

Q. WHAT ABOUT THE FUND'S DURATION, OR ITS SENSITIVITY TO CHANGES IN INTEREST RATES? HOW DOES THIS REFLECT YOUR OUTLOOK?

A. Relative to its peers, the Fund's duration has been slightly longer than neutral. Our outlook has been for a slowing domestic economy with flat to declining interest rates. This continues to be our outlook, but we do not intend to take any extreme duration positions either way.

Q.  WHAT IS YOUR OPINION OF BOND INSURANCE?

A. Roughly half of all municipal bonds are insured. Insurance does not eliminate credit risk; it merely transfers it to the insurer. Although bondholders should be happy with this transfer of risk, the market charges a premium for uninsured bonds rated "Aaa" by Moody's Investors Service, Inc., relative to "Aaa"-rated insured bonds. Therefore, the market does not believe the risk has been completely transferred, and neither do we. In addition, we do not believe all bond insurers are created equal. Therefore, we feel it is prudent to be careful when selecting insured bonds.

Q.  HOW DO YOU THINK INVESTORS SHOULD VIEW THIS FUND?

A. We feel this Fund offers a competitive yield and an average credit quality somewhere between that of a high-grade, national tax-free fund and a high-yield, national tax-free fund. Therefore, this Fund should not be expected to take as much interest-rate risk as a high-grade national fund nor as much credit risk as a high-yield national fund.

Q. WHAT DO YOU SEE AS THE BIGGEST RISK TO THE MUNICIPAL MARKET AND THE FUND IN THE COMING MONTHS?

A. The two biggest risks are that interest rates increase and yield spreads among credits widen dramatically. We have been positioning the Fund in an effort to limit its exposure to these risks.

 /s/ John P. Kihn

     John P. Kihn
     Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

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PORTFOLIO MANAGER'S PROFILE
------------------------------------------------------------------------------

JOHN P. KIHN IS A VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF MFS(R) MUNICIPAL INCOME FUND, MFS(R) MUNICIPAL LIMITED MATURITY FUND, AND MFS(R) ALABAMA, ARKANSAS, CALIFORNIA, FLORIDA, GEORGIA, MARYLAND, MASSACHUSETTS, MISSISSIPPI, NEW YORK, NORTH CAROLINA, PENNSYLVANIA, SOUTH CAROLINA, TENNESSEE, AND VIRGINIA MUNICIPAL BOND FUNDS.

MR. KIHN JOINED MFS AS A QUANTITATIVE ANALYST IN OCTOBER 1997 AND WAS NAMED PORTFOLIO MANAGER LATER THAT YEAR. HE PREVIOUSLY HAD WORKED AS A SENIOR QUANTITATIVE ANALYST WITH A MAJOR INVESTMENT MANAGEMENT FIRM.

MR. KIHN EARNED A BACHELOR'S DEGREE IN ECONOMICS FROM THE UNIVERSITY OF CALIFORNIA, BERKELEY, A MASTER'S DEGREE IN BUSINESS ECONOMICS FROM THE UNIVERSITY OF CALIFORNIA, SANTA BARBARA, AND A DOCTORATE DEGREE IN ACCOUNTING AND FINANCE FROM THE LONDON SCHOOL OF ECONOMICS.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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FUND FACTS
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OBJECTIVE:               SEEKS AS HIGH A LEVEL OF CURRENT INCOME EXEMPT FROM
                         FEDERAL INCOME TAXES AS IS CONSISTENT WITH PRUDENT INVESTING AND PROTECTION OF SHAREHOLDERS' CAPITAL.

COMMENCEMENT OF
INVESTMENT OPERATIONS:   DECEMBER 29, 1986

CLASS INCEPTION:         CLASS A  SEPTEMBER 7, 1993
                         CLASS B  DECEMBER 29, 1986
                         CLASS C  JANUARY 3, 1994

SIZE:                    $384.9 MILLION NET ASSETS AS OF SEPTEMBER 30, 1998

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH SEPTEMBER 30, 1998

CLASS A

                            6 Months  1 Year  3 Years  5 Years  10 Years/Life
-----------------------------------------------------------------------------
Cumulative Total Return       +4.03%  +8.02%  +24.23%  +32.94%       +104.57%
-----------------------------------------------------------------------------
Average Annual Total Return     --    +8.02%  + 7.50%  + 5.86%       +  7.42%
-----------------------------------------------------------------------------
SEC Results                     --    +2.88%  + 5.77%  + 4.83%       +  6.89%
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CLASS B

                            6 Months  1 Year  3 Years  5 Years  10 Years/Life
-----------------------------------------------------------------------------
Cumulative Total Return       +3.64%  +7.21%  +21.34%  +27.32%       + 95.80%
-----------------------------------------------------------------------------
Average Annual Total Return     --    +7.21%  + 6.66%  + 4.95%       +  6.95%
-----------------------------------------------------------------------------
SEC Results                     --    +3.21%  + 5.78%  + 4.62%       +  6.95%
-----------------------------------------------------------------------------

CLASS C

                            6 Months  1 Year  3 Years  5 Years  10 Years/Life
-----------------------------------------------------------------------------
Cumulative Total Return       +3.63%  +7.32%  +21.44%  +27.63%       + 96.16%
-----------------------------------------------------------------------------
Average Annual Total Return     --    +7.32%  + 6.69%  + 5.00%       +  6.97%
-----------------------------------------------------------------------------
SEC Results                     --    +6.32%  + 6.69%  + 5.00%       +  6.97%
-----------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, along with B, have higher annual fees and expenses than A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months.

A and C results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of B for periods prior to the inception of A and C. Because operating expenses of A are lower than those of B, A performance generally would have been higher than B performance. Operating expenses of C are not significantly different from those of B. The B performance included in the A SEC performance has been adjusted to reflect the maximum initial sales charge generally applicable to A rather than the CDSC generally applicable to B. The C SEC performance has been adjusted to reflect the lower CDSC generally applicable to C rather than the CDSC generally applicable to B.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

A small portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

PORTFOLIO CONCENTRATION AS OF SEPTEMBER 30, 1998

QUALITY RATINGS
Source: Standard & Poor's and Moody's.

"AAA"                    52.0%
"AA"                      9.2%
"A"                       7.3%
"BBB"                    13.0%
"BB"                      1.6%
"B"                       0.9%
Not Rated                16.0%


Portfolio information is as of September 30, 1998. The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- September 30, 1998

Municipal Bonds - 99.6%
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                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                  VALUE
------------------------------------------------------------------------------------------------------
General Obligation - 7.4%
  Chicago, IL, Board of Education, AMBAC, 0s, 2015                      $ 1,500           $    654,075
  Crowley, TX, Independent School District, Capital
    Appreciation, FGIC, 0s, 2015                                          3,690              1,654,117
  Harris County, TX, Capital Appreciation Refunding,
    MBIA, 0s, 2016                                                        8,000              3,368,400
  Lewisville, TX, Independent School District, PSF, 0s, 2019              2,500                903,825
  New Orleans, LA, AMBAC, 0s, 2015                                        3,000              1,335,060
  New York City, NY, 8.2s, 2003                                             825                935,781
  New York City, NY, 7.5s, 2008                                           1,350              1,507,896
  Northwest Texas Independent School District,
    AMBAC, 0s, 2011                                                       3,000              1,686,750
  Shelby County, TN, 0s, 2013                                             3,000              1,536,210
  State of Texas, 7.625s, 2018                                           14,405             15,042,277
                                                                                          ------------
                                                                                          $ 28,624,391
------------------------------------------------------------------------------------------------------
State and Local Appropriation - 1.8%
  New York Dormitory Authority Rev. (City University), 7.5s, 2010       $ 2,500           $  3,099,575
  New York Medical Care Facilities Finance Agency (Mental
    Health Services), 7.875s, 2008                                          235                255,614
  New York Medical Care Facilities Finance Agency (Mental
    Health Services), 7.75s, 2020                                           290                309,621
  New York Medical Care Facilities Finance Agency (Mental
    Health Services), 7.5s, 2021                                            205                223,807
  Philadelphia, PA, Regional Port Authority Lease Rev.,
    MBIA, MVRIC, 8.44s, 2020(++)                                          2,500              2,991,925
                                                                                          ------------
                                                                                          $  6,880,542
------------------------------------------------------------------------------------------------------
Refunded and Special Obligations - 24.4%
  Adams County, CO, Single Family Mortgage Rev., 8.875s, 2011           $ 2,510           $  3,546,354
  Chapel Hill, NC, Parking Facilities Rev. (Rosemary
    Street), 8.125s, 2000                                                   890                988,238
  Chapel Hill, NC, Parking Facilities Rev. (Rosemary
    Street), 8.25s, 2000                                                  1,000              1,112,950
  Clermont County, OH, Hospital Facilities Rev. (Mercy
    Health Systems), AMBAC, MVRICs, 9.596s, 2001(++)                      1,500              1,802,355
  Colquitt County, GA, Development Authority Rev.,
    "A", 0s, 2021                                                         5,725              1,697,863
  Colquitt County, GA, Development Authority Rev., "C",
    0s, 2021                                                              2,815                834,845
  Commonwealth of Massachusetts, 7s, 2001                                 1,865              2,057,505
  Commonwealth of Massachusetts, 7s, 2001                                   725                798,827
  Denver, CO, City & County Airport Rev., 8.75s, 2001                     1,260              1,461,688
  Illinois Education and Facilities Authority, 8.75s, 2015                   60                 61,290
  Massachusetts Health & Education Facilities Authority
    (New England Deaconess Hospital), 6.875s, 2002                        1,000              1,118,870
  Massachusetts Health & Education Facilities Authority
    (Suffolk University), 8s, 2000                                        1,000              1,086,650
  Massachusetts Industrial Finance Agency, Tunnel Rev
    (Mass. Turnpike), 9s, 2000                                            2,760              3,089,323
  Massachusetts Water Resources Authority, 7.625s, 2000                   3,200              3,448,192
  New York City, NY, 8.2s, 2001                                           4,175              4,777,954
  New York City, NY, 8.25s, 2001                                          4,140              4,743,943
  New York Local Government Assistance Corp., 7.25s, 2001                 2,750              3,033,745
  New York Medical Care Facilities Finance Agency, 7.75s, 2000            1,765              1,896,192
  New York Medical Care Facilities Finance Agency (Mental
    Health Services), 7.875s, 2000                                        1,180              1,292,029
  New York Medical Care Facilities Finance Agency (Mental
    Health Services), 7.875s, 2000                                        5,180              5,671,789
  New York Medical Care Facilities Finance Agency (Mental
    Health Services), 7.5s, 2001                                          1,795              1,982,829
  New York Urban Development Corp., 7.75s, 2000                           5,000              5,347,650
  New York Urban Development Corp., 7.5s, 2001                            2,500              2,772,700
  New York Urban Development Corp. (Correctional
    Facilities), 7.3s, 2002                                               2,340              2,632,453
  Pennsylvania Industrial Development Authority
    Rev., 7s, 2001                                                        6,000              6,610,980
  Richmond County, GA, Development Authority
    Rev., 0s, 2021                                                        8,450              2,506,017
  San Joaquin Hills, CA, Transportation Corridor Agency,
    Toll Road Rev., 0s, 2004                                              3,000              2,452,950
  San Joaquin Hills, CA, Transportation Corridor Agency,
    Toll Road Rev., 0s, 2005                                              1,800              1,411,956
  San Joaquin Hills, CA, Transportation Corridor Agency,
    Toll Road Rev., 0s, 2009                                              6,750              4,419,225
  San Joaquin Hills, CA, Transportation Corridor Agency,
    Toll Road Rev., 0s, 2014                                              5,000              2,446,050
  Savannah, GA, Economic Development Authority, 0s, 2021                  6,125              1,828,864
  Texas Turnpike Authority (Houston Ship Channel Bridge),
    12.625s, 2002                                                         3,000              3,953,970
  Washington Public Power Supply System Rev. (Nuclear
    Project #1), 14.375s, 2001                                              600                691,860
  Washington Public Power Supply System Rev. (Nuclear
    Project #2), 7.375s, 2000                                             5,355              5,788,273
  Washington Public Power Supply System Rev. (Nuclear
    Project #3), 7s, 2000                                                 4,050              4,352,333
                                                                                          ------------
                                                                                          $ 93,718,712
------------------------------------------------------------------------------------------------------
Airport and Port Revenue - 13.9%
  Chicago, IL, O'Hare International Airport, Special
    Facilities Rev. (American Airlines), 7.875s, 2025                   $ 3,500           $  3,790,535
  Chicago, IL, O'Hare International Airport, Special
    Facilities Rev. (United Airlines), 8.4s, 2018                         1,920              2,018,323
  Chicago, IL, O'Hare International Airport, Special
    Facilities Rev. (United Airlines), 8.85s, 2018                        8,945              9,958,469
  Cleveland, OH, Airport Special Facilities Rev
    (Continental Airlines), 5.7s, 2019                                    1,000                994,980
  Cleveland, OH, Airport Special Facilities Rev
    (Continental Airlines), 9s, 2019                                      4,300              4,647,827
  Connecticut Airport Rev. (Bradley International
    Airport), FGIC, 7.65s, 2012                                           1,000              1,194,360
  Dallas-Fort Worth, TX, International Airport (American
    Airlines), 7.5s, 2025                                                 5,000              5,378,350
  Denver, CO, City & County Airport Rev., 8.75s, 2023                     3,490              3,992,001
  Hawaii Airports Systems Rev., FGIC, 7.5s, 2020                          5,350              5,768,477
  Hillsborough County, FL, Aviation Authority Rev
    (USAir), 8.6s, 2022                                                   2,000              2,256,760
  Kenton County, KY, Airport Board Special Facilities
    (Delta Airlines), 7.5s, 2020                                          1,000              1,100,290
  Louisville & Jeff County, KY, Regional Airport
    Authority, "A", MBIA, 6.5s, 2017                                      3,000              3,447,390
  Tulsa, OK, Municipal Airport Trust Rev. (American
    Airlines), 7.375s, 2020                                               3,500              3,767,085
  Wayne County, MI, Charter Airport Rev. (Detroit
    Metropolitan Wayne County), MBIA, 5s, 2022                            2,700              2,692,683
  Wayne County, MI, Charter Airport Rev. (Detroit
    Metropolitan Wayne County), MBIA, 5s, 2028                            2,700              2,675,646
                                                                                          ------------
                                                                                          $ 53,683,176
------------------------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 15.6%
  Austin, TX, Utility Systems Rev., AMBAC, 0s, 2010                     $ 7,500           $  4,350,300
  Austin, TX, Utility Systems Rev., AMBAC, 6.75s, 2011(S)                 3,325              4,100,357
  Austin, TX, Utility Systems Rev., FGIC, 0s, 2018                       10,000              3,842,600
  Chelan County, WA, Public Utility District No. 1
    (Columbia River Rock Island Hydroelectric), MBIA, 0s, 2024            5,000              1,409,200
  Chicago, IL, Gas Supply Rev. (People's Gas), 8.1s, 2020                 2,000              2,155,160
  Georgia Municipal Electric Power Authority Rev., MBIA,
    6.375s, 2016                                                          2,000              2,406,180
  Georgia Municipal Electric Power Authority Rev., MBIA-
    IBC, 6.5s, 2020                                                       7,350              9,003,897
  Intermountain Power Agency Utah Revenue, Refunding
    Series A, MBIA, 5s, 2019                                              2,050              2,021,218
  Midland, MI, Environmental Development Authority,
    Pollution Control Rev. (Midland Cogeneration), 9.5s, 2009             2,000              2,176,180
  North Carolina Eastern Municipal Power Agency, MBIA-
    IBC, 7s, 2007                                                         3,250              3,873,902
  Pima County, AZ, Industrial Development Authority
    (Tuscon Electric Power Co.), 6s, 2029                                 1,000              1,018,830
  Pittsylvania County, VA, Industrial Development
    Authority Rev., 7.5s, 2014                                            6,000              6,629,100
  Southern Minnesota Municipal Power Agency, MBIA, 0s, 2020              13,500              4,821,660
  Southern Minnesota Municipal Power Agency, MBIA, 0s, 2021              10,660              3,611,288
  Southern Minnesota Municipal Power Agency, MBIA, 0s, 2025               6,400              1,779,776
  Texas Municipal Power Agency Rev., AMBAC, 0s, 2011                      5,930              3,298,207
  Washington Public Power Supply System Rev., BIGI, MBIA,
    0s, 2013                                                              4,000              1,960,360
  Washington Public Power Supply System Rev., BIGI, MBIA,
    0s, 2014                                                              3,350              1,552,323
                                                                                          ------------
                                                                                          $ 60,010,538
--------------------------------------------------------------------------------------------------------
Health Care Revenue - 3.0%
  Bell County, TX, Health Facilities Development Corp.
    (Advanced Living Technology), 7.25s, 2001                           $    85           $     84,109
  Bell County, TX, Health Facilities Development Corp.
    (Advanced Living Technology), 7.75s, 2006                               140                136,567
  Bell County, TX, Health Facilities Development Corp.
    (Advanced Living Technology), 8.125s, 2016                              505                485,356
  Bell County, TX, Health Facilities Development Corp.
    (Advanced Living Technology), 8.5s, 2026                              1,130              1,083,873
  Bell County, TX, Health Facilities Development Corp.
    (Kings Daughters Hospital), 9.25s, 2008                               1,410              1,494,600
  Gadsden County, FL, Industrial Development Authority
    (RHA/FLA Properties), 10.45s, 2018                                    1,870              1,911,832
  Louisiana Public Facilities Authority (Southwest
    Medical Center), 11s, 2006                                            1,291                309,930
  Millbrae, CA, Residential Facility (Magnolia Of
    Millbrae), 7.5s, 2027                                                 1,000              1,064,890
  Ohio County, WV, County Commission Health System (Ohio
    Valley Medical Center), 5.75s, 2013                                   1,000              1,001,840
  Stillwater, OK, Medical Center Authority (Stillwater
    Medical Center), 6.5s, 2019                                           1,000              1,097,920
  Tennessee Veterans Home Board Rev. (Humboldt), 6.75s, 2021              1,000              1,121,420
  Torrance, CA, Hospital Rev., 6.875s, 2015                               1,650              1,797,543
                                                                                          ------------
                                                                                          $ 11,589,880
------------------------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 6.4%
  Burns Habor, IN, Solid Waste Disposal Facilities Rev
    (Bethlehem Steel), 8s, 2024                                         $ 3,000           $  3,392,820
  Carbon County, UT, Solid Waste Disposal Rev. (Laidlaw
    Environmental), 7.45s, 2017                                           2,500              2,786,975
  East Chicago, IN, Exempt Facilities Rev. (Inland Steel
    Co.), 6.7s, 2012                                                      2,070              2,325,417
  Erie County, PA (International Paper), 7.875s, 2016                     1,200              1,298,364
  Lake Charles, LA, Harbor & Terminal District Port
    (Occidental Petroleum), 7.2s, 2020                                    1,000              1,114,970
  Navajo County, AZ, Industrial Development Authority
    (Stone Container Corp.), 7.4s, 2026                                   5,150              5,786,180
  Navajo County, AZ, Industrial Development Authority
    (Stone Container Corp.), 7.2s, 2027                                   1,000              1,122,780
  Northampton County, PA, Industrial Development
    Authority (Bethlehem Steel), 7.55s, 2017                              1,200              1,347,072
  Port of New Orleans, LA (Avondale Industries), 8.5s, 2014               1,975              2,275,022
  Port of New Orleans, LA (Continental Grain Co.), 7.5s, 2013             1,000              1,104,570
  West Side Calhoun County, TX, Navigation District
    (Union Carbide), 8.2s, 2021                                           2,000              2,201,860
                                                                                          ------------
                                                                                          $ 24,756,030
------------------------------------------------------------------------------------------------------
Insured Health Care Revenue - 3.4%
  Henrico County, VA, Industrial Development Authority Rev
    (Bon Secours), FSA, RIBS, 7.924s, 2027(++)                          $ 5,000           $  6,934,300
  Jefferson County, KY, Hospital Rev. (Alliant Health
    System), MBIA, INFLOS, 9.09s, 2014(++)                                1,500              1,810,800
  Mississippi Hospital Equipment & Facilities Authority Rev
    (Rush Medical Foundation), Connie Lee, 6.7s, 2018                     1,000              1,091,730
  Rio Grande Valley, TX, Health Facilities Development
    Corp., MBIA, 7.456s, 2015(S)                                          2,800              3,095,092
                                                                                          ------------
                                                                                          $ 12,931,922
------------------------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 4.7%
  Austin, TX, Housing Finance Corp. (Woodland Heights
    Apartments), 7.25s, 2027                                            $ 1,000           $  1,164,980
  Austin, TX, Housing Finance Corp. (Woodland Heights
    Apartments), 7.25s, 2027                                                610                656,086
  Austin, TX, Housing Finance Corp. (Woodland Heights
    Apartments), 10s, 2027                                                  380                394,778
  Colorado Housing Finance Authority, FHA, 8.3s, 2023                     2,750              2,959,055
  Eaglebend, CO, Affordable Housing Corp., 6.2s, 2012                     1,000              1,063,630
  Maryland Community Development Administration, 8.5s, 2028               1,440              1,472,400
  Pennsylvania Housing Finance Agency, 7.6s, 2013                         1,000              1,074,170
  Texas Department of Housing & Community Affairs, 10s, 2026              2,300              2,404,282
  Vermont Housing Finance Agency, 8.375s, 2020                            2,645              2,736,596
  Wisconsin Housing & Economic Development Authority,
    7.2s, 2013                                                            4,000              4,275,440
                                                                                          ------------
                                                                                          $ 18,201,417
------------------------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 1.5%
  Metropolitan Pier & Exposition Authority, IL, MBIA, 0s, 2016          $ 8,400           $  3,581,004
  Southeast, WI, Baseball Park Sales Tax Rev., MBIA, 0s, 2025             1,000                256,370
  Southeast, WI, Baseball Park Sales Tax Rev., MBIA, 0s, 2027             1,500                347,865
  Southeast, WI, Baseball Park Sales Tax Rev., MBIA, 0s, 2028             5,800              1,279,306
  Southeast, WI, Baseball Park Sales Tax Rev., MBIA, 0s, 2029             1,730                362,919
                                                                                          ------------
                                                                                          $  5,827,464
------------------------------------------------------------------------------------------------------
Single Family Housing Revenue - 4.7%
  Chicago, IL, Residential Mortgage Rev., MBIA, 0s, 2009                $ 3,210           $  1,502,344
  Colorado Housing Finance Authority, 6.875s, 2028                        1,000              1,121,320
  Cook County, IL (Markham), 0s, 2015                                     4,560                740,453
  De Kalb, IL, Single Family Mortgage Rev., GNMA, 7.45s, 2009               180                199,294
  Harris County, TX, Housing Finance Corp., 9.625s, 2003                    164                166,973
  Harris County, TX, Housing Finance Corp., 9.875s, 2014                    281                286,095
  Kentucky Housing Corp., FHA, 7.45s, 2023###                             3,725              3,938,107
  Mississippi Home Corp., GNMA, 7.1s, 2023                                  549                590,500
  New Hampshire Housing Finance Authority, 7.2s, 2010                     5,375              5,738,888
  Tennessee Housing Development Agency, 0s, 2017                          3,445              1,186,458
  Utah Housing Finance Agency, 8.625s, 2019                                 385                402,252
  Utah Housing Finance Agency, 9.125s, 2019                                  25                 26,646
  Utah Housing Finance Agency, 9.25s, 2019                                   35                 37,265
  Utah State Housing Finance Agency, 6.3s, 2028                           1,995              2,140,994
                                                                                          ------------
                                                                                          $ 18,077,589
--------------------------------------------------------------------------------------------------------
Student Loan Revenue - 1.7%
  Pennsylvania State Higher Educational Assistance
    Agency, RIBS, AMBAC, 9.672s, 2026(++)                               $ 5,500           $  6,352,060
--------------------------------------------------------------------------------------------------------
Turnpike Revenue - 4.3%
  Foothill/Eastern Transportation Corridor Agency, CA,
    Toll Road Rev., 0s to 2005, 7.15s to 2012                           $ 5,000           $  4,178,550
  Foothill/Eastern Transportation Corridor Agency, CA,
    Toll Road Rev., 0s to 2005, 7.15s to 2013                             5,000              4,246,850
  Foothill/Eastern Transportation Corridor Agency, CA,
    Toll Road Rev., 0s, 2030                                              5,000                981,350
  Indiana Transportation Finance Authority Highway,
    Highway Rev., AMBAC, 0s, 2018                                         5,250              1,974,630
  New Jersey Turnpike Authority Rev., MBIA, 6.5s, 2016                    1,450              1,785,327
  Pennsylvania Turnpike Commission, Oil Franchise Tax
    Rev., AMBAC, 5s, 2023                                                 1,350              1,355,562
  Pennsylvania Turnpike Commission, Oil Franchise Tax
    Rev., AMBAC, 5s, 2023                                                 2,160              2,172,831
                                                                                          ------------
                                                                                          $ 16,695,100
------------------------------------------------------------------------------------------------------
Universities - 1.3%
  Islip, NY, Community Development Agency Rev. (New York
    Institute of Technology), 7.5s, 2026                                $ 2,000           $  2,206,800
  New Hampshire Higher Education & Health Facilities
    Authority Rev. (New Hampshire College), 6.375s, 2027                  1,435              1,538,492
  St. Joseph County, IN, Educational Facilities Rev
    (University of Notre Dame), 6.5s, 2026                                1,000              1,250,960
                                                                                          ------------
                                                                                          $  4,996,252
------------------------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 4.2%
  Massachusetts Water Resources Authority, 6.5s, 2019                   $ 7,495           $  9,115,044
  Pittsburgh, PA, Water & Sewer Authority Rev., FGIC, 0s, 2017            2,300                914,733
  Pittsburgh, PA, Water & Sewer Authority Rev., FGIC, 0s, 2018            2,300                866,111
  Salt Lake County, UT, Water Conservancy District Rev.,
    AMBAC, 0s, 2008                                                       2,100              1,379,763
  Salt Lake County, UT, Water Conservancy District Rev.,
    AMBAC, 0s, 2009                                                       3,800              2,376,178
  Westmoreland County, PA, Municipal Authority, FGIC, 0s, 2022            5,000              1,543,400
                                                                                          ------------
                                                                                          $ 16,195,229
--------------------------------------------------------------------------------------------------------
Other - 1.3%
  Illinois State Dedicated Tax (Civic Center), AMBAC, 0s, 2016          $ 5,000           $  2,044,100
  Martha's Vineyard, MA, Land Bank (Land Acquisition),
    8.125s, 2011                                                          1,800              1,943,586
  Massachusetts Health & Education Facilities Authority
    (Learning Center for Deaf Children), 9.25s, 2014                        900                946,728
                                                                                          ------------
                                                                                          $  4,934,414
------------------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $333,313,804)                                     $383,474,716
------------------------------------------------------------------------------------------------------
Floating Rate Demand Notes - 1.8%
------------------------------------------------------------------------------------------------------
  Allegheny County, PA, Hospital Development Authority
    Rev. (Presbyterian University Hospital), due 03/01/18               $ 1,820           $  1,820,000
  Allegheny County, PA, Hospital Development Authority
    Rev. (Presbyterian University Hospital), due 03/01/20                 2,800              2,800,000
  New Castle, PA, Area Hospital Authority (Jameson
    Memorial Hospital), due 07/01/26                                      2,200              2,200,000
------------------------------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Identified Cost                                      $  6,820,000
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $340,133,804)                                         $390,294,716

Other Assets, Less Liabilities - (1.4)%                                                     (5,348,131)
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $384,946,585
--------------------------------------------------------------------------------------------------------
 (S) Indexed security.
(++) Inverse floating rate security.
 ### Security segregated as collateral for an open futures contract.

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities (Unaudited)
------------------------------------------------------------------------------
SEPTEMBER 30, 1998
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $340,133,804)       $390,294,716
  Cash                                                              50,764
  Receivable for Fund shares sold                                  513,621
  Receivable for investments sold                                1,349,784
  Interest receivable                                            5,842,160
  Other assets                                                       2,558
                                                              ------------
      Total assets                                            $398,053,603
                                                              ------------
Liabilities:
  Distributions payable                                       $    705,801
  Payable for Fund shares reacquired                               504,033
  Payable for investments purchased                             11,623,627
  Payable for daily variation margin on open futures
    contracts                                                      129,688
  Payable to affiliates -
    Management fee                                                   7,428
    Shareholder servicing agent fee                                  1,168
    Distribution and service fee                                     6,318
    Administrative fee                                                 156
  Accrued expenses and other liabilities                           128,799
                                                              ------------
      Total liabilities                                       $ 13,107,018
                                                              ------------
Net assets                                                    $384,946,585
                                                              ============
Net assets consist of:
  Paid-in capital                                             $344,905,649
  Unrealized appreciation on investments                        49,520,326
  Accumulated net realized loss on investments                  (9,876,071)
  Accumulated undistributed net investment income                  396,681
                                                              ------------
      Total                                                   $384,946,585
                                                              ============
Shares of beneficial interest outstanding                      42,218,889
                                                               ==========
Class A shares:
  Net asset value per share
    (net assets of $202,046,876 / 22,172,720 shares of
     beneficial interest outstanding)                            $9.11
                                                                 =====
  Offering price per share (100 / 95.25)                         $9.56
                                                                 =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $157,027,858 / 17,212,881 shares of
     beneficial interest outstanding)                            $9.12
                                                                 =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $25,871,851 / 2,833,288 shares of
     beneficial interest outstanding)                            $9.13
                                                                 =====

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations (Unaudited)
------------------------------------------------------------------------------
SIX MONTHS ENDED SEPTEMBER 30, 1998
------------------------------------------------------------------------------

Net investment income:
  Interest income                                                 $12,271,265
                                                                  -----------
  Expenses -
    Management fee                                                $ 1,351,203
    Trustees' compensation                                             22,170
    Shareholder servicing agent fee                                   211,953
    Distribution and service fee (Class A)                            239,086
    Distribution and service fee (Class B)                            809,142
    Distribution and service fee (Class C)                            118,544
    Administrative fee                                                 28,261
    Custodian fee                                                      62,392
    Printing                                                            7,915
    Postage                                                            20,193
    Auditing fees                                                      19,125
    Legal fees                                                            195
    Miscellaneous                                                      92,783
                                                                  -----------
      Total expenses                                              $ 2,982,962
    Fees paid indirectly                                              (40,751)
                                                                  -----------
      Net expenses                                                $ 2,942,211
                                                                  -----------
        Net investment income                                     $ 9,329,054
                                                                  -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                       $   674,513
    Futures contracts                                                 (84,742)
                                                                  -----------
        Net realized gain on investments                          $   589,771
                                                                  -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                   $ 5,096,086
    Futures contracts                                                (603,824)
                                                                  -----------
        Net unrealized gain on investments                        $ 4,492,262
                                                                  -----------
          Net realized and unrealized gain on investments         $ 5,082,033
                                                                  -----------
            Increase in net assets from operations                $14,411,087
                                                                  ===========

See notes to financial statements

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------
                                                         SIX MONTHS ENDED              YEAR ENDED
                                                       SEPTEMBER 30, 1998          MARCH 31, 1998
                                                              (UNAUDITED)
-------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                      $  9,329,054            $ 19,617,268
  Net realized gain on investments                                589,771               4,108,957
  Net unrealized gain on investments                            4,492,262              17,549,457
                                                             ------------            ------------
      Increase in net assets from operations                 $ 14,411,087            $ 41,275,682
                                                             ------------            ------------
Distributions declared to shareholders -
  From net investment income (Class A)                       $ (5,052,650)           $ (9,235,834)
  From net investment income (Class B)                         (3,658,739)             (9,293,144)
  From net investment income (Class C)                           (535,272)               (919,039)
                                                             ------------            ------------
      Total distributions declared to shareholders           $ (9,246,661)           $(19,448,017)
                                                             ------------            ------------
Net decrease in net assets from Fund share transactions      $ (3,414,965)           $(35,966,457)
                                                             ------------            ------------
      Total increase (decrease) in net assets                $  1,749,461            $(14,138,792)
Net assets:
  At beginning of period                                      383,197,124             397,335,916
                                                             ------------            ------------

At end of period (including accumulated undistributed
  net investment income of $396,681 and $314,288,
  respectively)                                              $384,946,585            $383,197,124
                                                             ============            ============

See notes to financial statements

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------------
                              SIX                                                                        FOUR
                           MONTHS                                                                      MONTHS            PERIOD
                            ENDED                      YEAR ENDED MARCH 31,                             ENDED             ENDED
                    SEPTEMBER 30,       ----------------------------------------------------        MARCH 31,      NOVEMBER 30,
                             1998             1998          1997         1996           1995             1994             1993*
                      (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                          CLASS A
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value -
 beginning of period           $ 8.99           $ 8.50        $ 8.62       $ 8.56         $ 8.56           $ 8.99            $ 9.15
                               ------           ------        ------       ------         ------           ------            ------
Income from investment
 operations# -
  Net investment income        $ 0.24           $ 0.48        $ 0.49       $ 0.51         $ 0.50           $ 0.15            $ 0.12
  Net realized and unrealized
    gain (loss) on investments   0.12             0.49         (0.12)        0.05           0.02            (0.51)            (0.16)
                               ------           ------        ------       ------         ------           ------            ------
    Total from investment
      operations               $ 0.36           $ 0.97        $ 0.37       $ 0.56         $ 0.52           $(0.36)           $(0.04)
                               ------           ------        ------       ------         ------           ------            ------
Less distributions declared
 to shareholders --
  From net investment income   $(0.24)          $(0.48)       $(0.49)      $(0.50)        $(0.52)          $(0.02)           $(0.11)
  From net realized gain
    on investments               --               --            --           --             --              (0.01)             --
  In excess of net
   investment income             --               --            --          (0.00)+++       --               --                --
  In excess of net
   realized gain on
   investments                   --               --            --           --            (0.00)+++        (0.04)            (0.01)
                               ------           ------        ------       ------         ------           ------            ------
    Total distributions
      declared to
      shareholders             $(0.24)          $(0.48)       $(0.49)      $(0.50)        $(0.52)          $(0.07)           $(0.12)
                               ------           ------        ------       ------         ------           ------            ------
Net asset value -
  end of period                 $ 9.11           $ 8.99        $ 8.50       $ 8.62         $ 8.56           $ 8.56            $ 8.99
                               ======           ======        ======       ======         ======           ======            ======
Total return(+)                 4.03%++         11.61%         4.28%        6.81%          6.33%          (7.90)%+          (1.80)%+
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                    1.21%+           1.23%         1.31%        1.28%          1.13%            1.07%+            0.76%+
  Net investment income         5.30%+           5.44%         5.75%        5.75%          6.20%            5.31%+            4.94%+
Portfolio turnover                 4%              23%           30%          23%            25%               9%               30%
Net assets at end of
 period (000 omitted)        $202,047         $189,056      $152,039     $121,903        $25,270           $5,595              $461

  * For the period from the inception of Class A, September 7, 1993, through November 30, 1993.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data for the periods subsequent to November 30, 1993, are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund has an expense offset arrangement with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement for fees paid indirectly.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          FOUR
                                   SIX MONTHS                                                                           MONTHS
                                        ENDED                           YEAR ENDED MARCH 31,                             ENDED
                                SEPTEMBER 30,        ----------------------------------------------------------      MARCH 31,
                                         1998             1998             1997             1996           1995           1994
                                  (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                      CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of
 period                                $ 9.00           $ 8.51           $ 8.63           $ 8.57         $ 8.56         $ 8.99
                                       ------           ------           ------           ------         ------         ------

Income from investment
operations# -
  Net investment income                $ 0.20           $ 0.42           $ 0.43           $ 0.43         $ 0.44         $ 0.14
  Net realized and unrealized
   gain (loss) on investments            0.12             0.48            (0.13)            0.06           0.00          (0.51)
                                       ------           ------           ------           ------         ------         ------
    Total from investment
      operations                       $ 0.32           $ 0.90           $ 0.30           $ 0.49         $ 0.44         $(0.37)
                                       ------           ------           ------           ------         ------         ------

Less distributions declared to shareholders -
  From net investment income           $(0.20)          $(0.41)          $(0.42)          $(0.43)        $(0.43)        $(0.01)
  From net realized gain on
   investments                           --               --               --               --             --            (0.01)
  In excess of net investment
   income                                --               --               --              (0.00)+++       --             --
  In excess of net realized gain
   on investments                        --               --               --               --             --            (0.04)
                                       ------           ------           ------           ------         ------         ------

    Total distributions declared
      to shareholders                  $(0.20)          $(0.41)          $(0.42)          $(0.43)        $(0.43)        $(0.06)
                                       ------           ------           ------           ------         ------         ------
Net asset value - end of period        $ 9.12           $ 9.00           $ 8.51           $ 8.63         $ 8.57         $ 8.56
                                       ======           ======           ======           ======         ======         ======
Total return                            3.64%++         10.77%            3.44%            5.87%          5.32%        (8.97)%+
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                            1.96%+           1.98%            2.11%            2.13%          2.16%          2.24%+
  Net investment income                 4.55%+           4.69%            4.95%            4.90%          5.15%          4.74%+
Portfolio turnover                         4%              23%              30%              23%            25%             9%
Net assets at end of period (000
 omitted)                            $157,028         $172,339         $226,138         $306,889       $412,965       $479,478

  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data for the periods subsequent to November 30, 1993, are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund has an expense offset arrangement with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement for fees paid indirectly.

See notes to financial statements

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------

YEAR ENDED NOVEMBER 30,                 1993             1992             1991             1990            1989           1988
------------------------------------------------------------------------------------------------------------------------------
                                     CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of
 period                               $ 8.73           $ 8.50           $ 8.25           $ 8.41          $ 8.11         $ 7.67
                                      ------           ------           ------           ------          ------         ------

Income from investment
operations -
  Net investment income               $ 0.42           $ 0.47           $ 0.49           $ 0.49          $ 0.51         $ 0.50
  Net realized and unrealized
   gain (loss) on investments           0.42             0.26             0.25            (0.15)           0.30           0.43
                                      ------           ------           ------           ------          ------         ------
    Total from investment
      operations                      $ 0.84           $ 0.73           $ 0.74           $ 0.34          $ 0.81         $ 0.93
                                      ------           ------           ------           ------          ------         ------

Less distributions declared to shareholders -
  From net investment income          $(0.45)          $(0.48)          $(0.49)          $(0.50)         $(0.51)        $(0.49)
  From net realized gain on
   investments                         (0.10)            --               --               --              --             --
  In excess of net investment
   income                              (0.03)            --               --               --              --             --
  From paid-in capital                  --              (0.02)            --               --              --             --
                                      ------           ------           ------           ------          ------         ------

    Total distributions
      declared to shareholders        $(0.58)          $(0.50)          $(0.49)          $(0.50)         $(0.51)        $(0.49)
                                      ------           ------           ------           ------          ------         ------
Net asset value - end of period       $ 8.99           $ 8.73           $ 8.50           $ 8.25          $ 8.41         $ 8.11
                                      ======           ======           ======           ======          ======         ======
Total return                           9.95%            8.82%            9.21%            4.18%          10.24%         12.53%
Ratios (to average net assets)/
 Supplemental data:
  Expenses                             2.11%            2.03%            2.04%            2.05%           2.07%          2.09%
  Net investment income                4.92%            5.50%            5.82%            5.99%           6.09%          6.38%
Portfolio turnover                       30%              52%              73%              91%            127%           171%
Net assets at end of period
 (000 omitted)                      $518,179         $449,949         $409,084         $379,239        $343,887       $244,825

See notes to financial statements

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        PERIOD
                             SIX MONTHS ENDED                           YEAR ENDED MARCH 31,                             ENDED
                                SEPTEMBER 30,        ----------------------------------------------------------      MARCH 31,
                                         1998             1998             1997             1996           1995        1994***
                                  (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                      CLASS C
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of
 period                                $ 9.01           $ 8.52           $ 8.64           $ 8.57         $ 8.56         $ 9.07
                                       ------           ------           ------           ------         ------         ------

Income from investment
operations# -
  Net investment income                $ 0.20           $ 0.41           $ 0.43           $ 0.43         $ 0.44         $ 0.09
  Net realized and unrealized
   gain (loss) on investments            0.12             0.49            (0.12)            0.07           0.01          (0.59)
                                       ------           ------           ------           ------         ------         ------
    Total from investment
      operations                       $ 0.32           $ 0.90           $ 0.31           $ 0.50         $ 0.45         $(0.50)
                                       ------           ------           ------           ------         ------         ------

Less distributions declared to
 shareholders from net
 investment income+++                  $(0.20)          $(0.41)          $(0.43)          $(0.43)        $(0.44)        $(0.01)
                                       ------           ------           ------           ------         ------         ------
Net asset value - end of period        $ 9.13           $ 9.01           $ 8.52           $ 8.64         $ 8.57         $ 8.56
                                       ======           ======           ======           ======         ======         ======
Total return                            3.63%++         10.75%            3.62%            5.94%          5.39%       (19.42)%+
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                            1.96%+           1.98%            2.06%            2.05%          2.09%          2.18%+
  Net investment income                 4.55%+           4.69%            5.00%            4.95%          5.23%          4.62%+
Portfolio turnover                         4%              23%              30%              23%            25%             9%
Net assets at end of period (000
 omitted)                             $25,872          $21,802          $19,159          $16,504        $10,936         $6,393

*** For the period from the inception of Class C, January 3, 1994, through March 31, 1994.
  + Annualized.
 ++ Not annualized.
+++ For the year ended March 31, 1996, the per share distributions in excess of net investment income were less than $0.01.
  # Per share data are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund has an expense arrangement with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement for fees paid indirectly.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Municipal Income Fund (the Fund) is a non-diversified series of MFS Municipal Series Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Futures Contracts - The Fund may enter into futures contracts for the delayed delivery of securities or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Should interest rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Indexed Securities - The Fund may invest in indexed securities whose value may be linked to interest rates, commodities, indices, or other financial indicators. Indexed securities are fixed-income securities whose proceeds at maturity (principal-indexed securities) or interest rates (coupon-indexed securities) rise and fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The Fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high- yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At March 31, 1998, the Fund, for federal income tax purposes, had a capital loss carryforward of $10,496,623 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on March 31, 2002, ($1,409), March 31, 2003, ($6,517,530), March 31,
2004, ($2,228,612), and March 31, 2005, ($1,749,072).

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.30% of average daily net assets and 6.43% of investment income.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $5,571 for the six months ended September 30, 1998.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $15,485 for the six months ended September 30, 1998, as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $49,298 for the six months ended September 30, 1998. Fees incurred under the distribution plan during the six months ended September 30, 1998, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis. Payment of the 0.10% per annum Class A distribution fee will be implemented on such date as the Trustees of the Fund may determine.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $30,559 and $8,799 for Class B and Class C shares, respectively, for the six months ended September 30, 1998. Fees incurred under the distribution plan during the six months ended September 30, 1998, were 1.00% of average daily net assets attributable to both Class B and Class C shares.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended September 30, 1998 were $0, $111,531, and $4,996 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than short-term obligations, aggregated $15,051,542 and $20,846,376, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $340,133,804
                                                                 ------------
Gross unrealized appreciation                                    $ 50,948,882
Gross unrealized depreciation                                        (787,970)
                                                                 ------------
    Net unrealized appreciation                                  $ 50,160,912
                                                                 ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                                SIX MONTHS ENDED SEPTEMBER 30, 1998            YEAR ENDED MARCH 31, 1998
---------------------------------------------------------------------    -------------------------------
                                          SHARES             AMOUNT            SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                            9,037,918       $ 81,241,988        12,070,927     $  106,632,791
Shares issued to shareholders in
  reinvestment of distributions          348,028          3,130,539           550,723          4,890,595
Shares reacquired                     (8,244,686)       (74,079,951)       (9,471,742)       (83,631,135)
                                      ----------       ------------        ----------     --------------
    Net increase                       1,141,260       $ 10,292,576         3,149,908     $   27,892,251
                                      ==========       ============        ==========     ==============

Class B Shares
                                SIX MONTHS ENDED SEPTEMBER 30, 1998            YEAR ENDED MARCH 31, 1998
---------------------------------------------------------------------    -------------------------------
                                          SHARES             AMOUNT            SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                              840,692       $  7,572,510         1,479,892     $   13,073,953
Shares issued to shareholders in
  reinvestment of distributions          227,785          2,053,004           585,567          5,182,707
Shares reacquired                     (3,006,036)       (27,050,399)       (9,482,528)       (83,714,203)
                                      ----------       ------------        ----------     --------------
    Net decrease                      (1,937,559)      $(17,424,885)       (7,417,069)    $  (65,457,543)
                                      ==========       ============        ==========     ==============

Class C Shares
                                SIX MONTHS ENDED SEPTEMBER 30, 1998            YEAR ENDED MARCH 31, 1998
---------------------------------------------------------------------    -------------------------------
                                          SHARES             AMOUNT            SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                              682,273       $  6,146,874         1,245,893     $   10,996,941
Shares issued to shareholders in
  reinvestment of distributions           39,864            359,716            89,791            789,466
Shares reacquired                       (309,425)        (2,789,246)       (1,164,337)       (10,187,572)
                                      ----------       ------------        ----------     --------------
    Net increase                         412,712       $  3,717,344           171,347     $    1,598,835
                                      ==========       ============        ==========     ==============

(6) Line of Credit
The Fund and other affiliated funds participate in an $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended September 30, 1998, was $661.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates. These financial instruments include future contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Future Contracts

                                                                  UNREALIZED
                                                                APPRECIATION
DESCRIPTION                EXPIRATION   CONTRACTS    POSITION  (DEPRECIATION)
-----------------------------------------------------------------------------
Municipal Bond Index    December 1998         160        Long    $   373,684
U.S. Treasury Bonds     December 1998         206       Short    $(1,014,270)

At September 30, 1998, the Fund had sufficient cash and/or securities to cover margin requirements on open futures contracts.

MFS(R) MUNICIPAL INCOME FUND

TRUSTEES                                               SECRETARY
Richard B. Bailey* - Private Investor;                 Stephen E. Cavan*
Former Chairman and Director (until 1991),
MFS Investment Management                              ASSISTANT SECRETARY
                                                       James R. Bordewick, Jr.*
Marshall N. Cohan - Private Investor
                                                       CUSTODIAN
Lawrence H. Cohn, M.D. - Chief of Cardiac              State Street Bank and Trust Company
Surgery, Brigham and Women's Hospital;
Professor of Surgery, Harvard Medical School           INVESTOR INFORMATION
                                                       For MFS stock and bond market outlooks,
The Hon. Sir J. David Gibbons, KBE - Chief             call toll free: 1-800-637-4458 anytime from
Executive Officer, Edmund Gibbons Ltd.;                a touch-tone telephone.
Chairman, Colonial Insurance Company, Ltd.
                                                       For information on MFS mutual funds, call
Abby M. O'Neill - Private Investor                     your financial adviser or, for an information
                                                       kit, call toll free: 1-800-637-2929 any
Walter E. Robb, III - President and Treasurer,         business day from 9 a.m. to 5 p.m. Eastern
Benchmark Advisors, Inc. (corporate financial          time (or leave a message anytime).
consultants); President, Benchmark
Consulting Group, Inc. (office services)               INVESTOR SERVICE
                                                       MFS Service Center, Inc.
Arnold D. Scott* - Senior Executive                    P.O. Box 2281
Vice President, Director, and Secretary,               Boston, MA 02107-9906
MFS Investment Management
                                                       For general information, call toll free:
Jeffrey L. Shames* - Chairman, Chief                   1-800-225-2606 any business day from
Executive Officer, and Director,                       8 a.m. to 8 p.m. Eastern time.
MFS Investment Management
                                                       For service to speech- or hearing-impaired,
J. Dale Sherratt - President, Insight Resources,       call toll free: 1-800-637-6576 any business
Inc. (acquisition planning specialists)                day from 9 a.m. to 5 p.m. Eastern time. (To
                                                       use this service, your phone must be equipped
Ward Smith - Former Chairman (until 1994),             with a Telecommunications Device for the Deaf.)
NACCO Industries (holding company)
                                                       For share prices, account balances, and
INVESTMENT ADVISER                                     exchanges, call toll free: 1-800-MFS-TALK
Massachusetts Financial Services Company               (1-800-637-8255) anytime from a touch-tone
500 Boylston Street                                    telephone.
Boston, MA 02116-3741
                                                       WORLD WIDE WEB
DISTRIBUTOR                                            www.mfs.com
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

PORTFOLIO MANAGER
John P. Kihn*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*


*Affiliated with the Investment Adviser

                                                                ----------------
MFS(R) MUNICIPAL INCOME FUND                                        Bulk Rate
                                                                  U.S. Postage
[Logo]M F S(R)                                                        Paid
INVESTMENT MANAGEMENT                                                  MFS
  We invented the mutual fund(R)                                ----------------


500 Boylston Street
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(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741
                                                      MMI-3 11/98 25M 02/202/302